UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 9, 2025

OIL-DRI CORPORATION OF AMERICA
(Exact name of the registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Michigan Avenue, Suite 400
Chicago, Illinois		60611-4213
(Address of principal executive offices)		(Zip Code)

The registrant's telephone number, including area code: (312) 321-1515

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ODC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on December 9, 2025 (the “Annual Meeting”), and there were 8,953,628 shares of the Company's Common Stock, par value $0.10 per share (“Common Stock”), each share entitled to one vote per share, and 4,172,064 shares of the Company's Class B Stock, par value $0.10 per share (“Class B Stock”), each share entitled to ten votes per share, represented in person or by proxy at the meeting. As of October 13, 2025, the record date of the Annual Meeting, 10,373,180 shares of Common Stock and 4,269,856 shares of Class B Stock were outstanding. See the Company’s 2025 Proxy Statement (the “Proxy”) for more information on the proposals presented at the meeting, the relevant portions of which are incorporated herein by reference.

PROPOSAL 1: ELECTION OF DIRECTORS

The stockholders elected all of the nominees for director recommended by the Company’s Board of Directors (the “Board”). The voting results were as follows:

Director	For	Withheld	Broker Non-Votes
Ellen-Blair Chube	46,669,369	2,450,882	1,554,017
Paul M. Hindsley	43,399,164	5,721,087	1,554,017
Daniel S. Jaffee	46,664,678	2,455,573	1,554,017
Michael A. Nemeroff	46,473,559	2,646,692	1,554,017
George C. Roeth	46,996,895	2,123,356	1,554,017
Amy L. Ryan	43,393,844	5,726,407	1,554,017
Patricia J. Schmeda	46,998,936	2,121,315	1,554,017
Allan H. Selig	46,714,222	2,406,029	1,554,017
Lawrence E. Washow	46,910,857	2,209,394	1,554,017

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

The stockholders ratified the appointment of Grant Thornton LLP as independent auditor for the fiscal year ending July 31, 2026. The voting results were as follows:

For	50,618,020
Against	50,547
Abstain	5,701

Item 8.01	Other Events.

On December 11, 2025, the Company issued a press release announcing that, at its regular meeting on December 11, 2025, the Board declared quarterly cash dividends of $0.205 per share of Common Stock, and $0.153 per share of Class B Stock. The dividends will be payable on March 6, 2026 to stockholders of record at the close of business on February 20, 2026.

A copy of the press release is attached as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit
Number	Description of Exhibits

99.1	Dividends Press Release of the Company dated December 10, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Anthony W. Parker
Anthony W. Parker
Vice President, General Counsel & Secretary

Date: December 11, 2025